SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   March 27, 2003
                                                            --------------

                             Tangent Solutions, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   2-96392-A                 65-0952956
           --------                   ---------                 ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
        of Incorporation)           File Number)             Identification No.)


               6801 Powerline Road, Ft. Lauderdale, Florida 33309
               --------------------------------------------------
               (Address of principal executive offices; zip code)


        Registrant's telephone number, including area code (954) 935-8109
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


By a majority shareholder vote taken on March 27, 2003, Charles Moche and Thomas Secreto were dismissed from the Board of Directors of the Company, effective immediately. These individuals no longer have any authority to represent the Company in any capacity or manner.

The employment of Thomas Secreto as the CIO of the Company was terminated on March 19, 2003 and was ratified by the board on March 27, 2003. Mr. Secreto has no authority to represent the Company in any capacity or manner.

The Company is seeking replacements to fill these board seats.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TANGENT SOLUTIONS, INC.

Date: April 1, 2003                   By:  /s/ Vito Bellezza
                                           ------------------------------

                                           Vito Bellezza
                                           President and CEO